38. Insurance	12 Months Ended
Dec. 31, 2019
Insurance [Abstract]
Insurance

38. Insurance

The Company and its subsidiary have a policy for monitoring the risks inherent in their operations. Accordingly, as at December 31, 2019, the Company and its subsidiary had insurance coverage against operating risks, third-party liability and health, among others. The Management of the Company and of its subsidiary consider that the insurance coverage is sufficient to cover eventual losses. The table below shows the main assets, liabilities or interests insured and their respective amounts:

Types	Amount Insured
Operating risk	R$ 32,274,029
General Liability - RCG	R$ 80,000
Cybernetic risks (cyber)	R$ 28,520
Vehicles (executive and operational fleets)	R$1,000 for civil liability optional (property damages and personal injury) and R$100 for moral damages.